                                                            EXHIBIT 10.147.2


                                  AMENDMENT TO
                            ASSET PURCHASE AGREEMENT


         This Amendment to Asset Purchase Agreement ("Amendment") is entered into as of the 16th day of December, 1996 by and among ROBERTS BROADCASTING OF HARTFORD, L.L.C., a Delaware limited liability company (the "Buyer"); PAXSON COMMUNICATIONS OF NEW LONDON-26, INC., a Florida corporation ("PC-26"), PAXSON NEW LONDON LICENSE, INC., a Florida corporation ("PC-License") ("PC-26 and PC-License are collectively referred to herein as "Seller").

                              W I T N E S S E T H:

         WHEREAS, Buyer and Seller are parties to that certain Asset Purchase Agreement dated as of July 1, 1996 (the "Purchase Agreement");

         WHEREAS, in order to address certain concerns raised by the FCC, the parties wish to amend the Purchase Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged. The parties hereto agree as follows:

         1. Amendment. The Purchase Agreement is hereby amended as follows:

         (a) Section 2.3(a) of the Purchase Agreement is deleted and the following new Section 2.3(a) is substituted therefor:

                 2.3      Purchase Price.

         (a) Purchase Price. The Purchase Price for the Assets shall be Fifteen Million Dollars ($15,000,000) (the "Purchase Price").

         (b) Section 2.4 of the Purchase Agreement is deleted and the following new Section 2.4 is substituted therefor:

                 2.4 Payment of Purchase Price. The Purchase Price shall be paid by Buyer to Seller as follows: At the Closing, Buyer shall pay to Seller a Promissory Note in the sum of Fifteen Million Dollars ($15,000,000), adjusted as provided above in the form of Schedule 2.4(a) hereof, which shall be secured by a Security Agreement and Pledge Agreement in the form respectively of Schedules 2.4(b) and 2.4(c) hereof.

         (c) Section 6.9 of the Purchase Agreement is deleted and the following new Section 6.9 is substituted therefor:

                 6.9      Sale of Station.  Buyer agrees that during the two
                          (2) years following the Closing, if a company controlled by a qualified minority group (as defined in Section 309(i) of the Communications Act) makes an offer to purchase the Station, Buyer shall enter into an Asset Purchase Agreement with this minority group entity providing for the sale of the Station for a purchase price of at least Fifteen Million Two Hundred Thousand Dollars ($15,200,000), provided that the holder of the Promissory Note agrees to the assignment of the Promissory Note by Buyer to the minority group entity purchasing the Station.

         (d) Sections 8.2(h) and 8.3(f) of the Purchase Agreement are deleted.

         2.      Miscellaneous.

         (a.)        Other Provisions.  Except where inconsistent
with the express terms of this Amendment, all provisions of the Purchase Agreement as originally entered into shall remain in full force and effect.

         (b.)        Governing Law.  This Amendment shall be governed,
construed, and enforced in accordance with the laws of the State of Delaware (without regard to the choice of law provisions thereof).

         (c.)        Rules of Construction.  The rules of construction set
forth in the Purchase Agreement shall apply to this Amendment.

         (d.)        Successors and Assigns.  This Amendment shall be
binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

         (e.)        Further Assurances.  The parties shall take any
actions and execute any other documents that may be necessary or desirable to the implementation and consummation of this Amendment.

                 IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Asset Purchase Agreement the day and year first above written.

                                        ROBERTS BROADCASTING OF HARTFORD, L.L.C.



                                        By:
                                            ----------------------------------
                                        Name:
                                        Title:



                                        PAXSON NEW LONDON LICENSE, INC.




                                        By:
                                            ----------------------------------
                                        Name:
                                        Title:



                                        PAXSON COMMUNICATIONS OF NEW LONDON-26,
                                        INC.





                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:





                                    - 3 -